EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Robert Steen, Assistant Vice President, Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ R. Terry Phillips
R. Terry Phillips
President and Chief Executive Officer
November 9, 2007

/s/ Robert Steen
Robert Steen
Assistant Vice President, Assistant Treasurer,
Principal Financial Officer, and Principal
Accounting Officer
November 9, 2007